Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 20th day of May, 2010.

/s/ Elizabeth E. Bailey
Elizabeth E. Bailey

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ Gerald L. Baliles
Gerald L. Baliles

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ John T. Casteen III
John T. Casteen III

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ Dinyar S. Devitre
Dinyar S. Devitre

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ Thomas F. Farrell II
Thomas F. Farrell II

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ Robert E. R. Huntley
Robert E. R. Huntley

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ Thomas W. Jones
Thomas W. Jones

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ George Muñoz
George Muñoz

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, Denise F. Keane, David R. Beran and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments including post-effective amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of May, 2010.

/s/ Nabil Y. Sakkab
Nabil Y. Sakkab